In re: Delta Mills Marketing, Inc.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

Jointly Administered Case no: 06-11147
5/6/07 - 6/2/07

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR - 1	Yes	
Bank Reconciliation	MOR - 1	Yes	
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR - 2	Yes	
Balance Sheet	MOR - 3	Yes	
Status of Post-Petition Taxes	MOR - 4	Yes	
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Post-Petition Debts	MOR - 4	Yes	
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR - 5	N/A	
Debtor Questionnaire	MOR - 5	Yes	

Signature of Debtor — Date

Signature of Joint Debtor — Date

[signature]
Signature of Authorized Individual — June 27, 2007

W. H. Hardman, Jr.
Printed Name of Authorized Individual

Chief Financial Officer
Title of Authorized Individual

Page 1 of 7

In re: Delta Mills Marketing, Inc. Delta Mills, Inc., et al. (Dollars In Thousands) UNITED STATES BANKRUPTCY COURT                      Jointly Administered Case no: 06-11147  DISTRICT OF DELAWARE 5/6/07 - 6/2/07  Delta Mllls, Inc. Sales Government Sales Twill Sales Total Net Sales Opening Cash Balance Cash Receipts: Accounts Receivable Collections- Collections Basis Accounts Receivable Collections- Maturity Basis Nylon Payments/Other Total Cash Receipts Operatlnm Disbursements : A / P Disbursements Wires Out Net Wages and Salaries Total Operating Disbursements Operating Cash Flow Accumulate Other (Sources)/ Uses : (Inc) / Dec in UC's Transfers to Delta Mills Marketing Co. Professional Fees Transfers to Delta Woodside Employee Vacation Accrual and Severance Payouts Vendor Deposits DIP Fee, Factoring Fee, and Bank Interest Proceeds from the Sale of PP&E Proceeds from the Sale of Remaining Inventory Total (Sources) / Uses: Delta Mills Net Cash Flow Accumulated WEEK ->>2412-Mat'1 May26-Ma02-JunTOTAL---91774105251 69444411 111IA442 156 1431482955981I 183427 44726 19154828 10 14!106 88 96 815610052!I289  82 6293 115413195 4913083081'' _-_ (45)-- 4463712(6)~ • (29) (1)63712(35) L63 1,351(544) 807182 989J(6) '',983(306)  Delta Woodside Industries, Inc. Transfers (1n)/Out from Delta Mills6 Bank Fees Other (6) Total Disbursements - Delta Woodside (6) Delta Mills Marketing, Inc. Transfers (In)/Out from Delta Mills Bank Fees Payroll Vacation and Severance Payouts Other Total Disbursements - Delta Woodside Delta Woodside Net Cash Flow Accumulated Delta Woodside Net Cash Flow Accumulated

DISTRICT OF DELAWARE   In re: Delta Mills           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11147 Marketing, Inc.           DISTRICT OF DELAWARE           5/6/07 - 6/2/07  DELTA MILLS MARKETING, INC. INCOME STATEMENT Month Ended
6/2/2007 Net Sales Cost of goods sold Gross profit (loss) Selling, general and administrative expenses Impairment and restructuring expenses Other income (expense) OPERATING LOSS Interest expense Gain on extinguishment of debt LOSS BEFORE INCOME TAXES Income tax expense / (benefit) NET LOSS (8,526) (8,526) (8,526) $ (8,526)

In re: Delta Mills           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11147 Marketing, Inc.           DISTRICT OF DELAWARE           5/6/07 - 6/2/07 Bank Reconciliations I attest that each of the debtors' bank accounts is reconciled to monthly bank statements. The company's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 30 days after the quarter end. Also attached is an example of the cash management report that the debtor prepares on all of its operating bank accounts other than petty cash on a daily basis.W.H. Hardman, Jr. Chief Financial Officer Delta Mills, et al. page 4 of 7

In re: Delta Mills           UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11147 Marketing, Inc.           DISTRICT OF DELAWARE           5/6/07 - 6/2/07  BALANCE SHEET As Of 6/2/07 (In Thousands, Except Share Data) ASSETS CURRENT ASSETS Cash and cash equivalents Accounts receivable: Factor and other Less allowances for returns                                           Delta Mills Marketing Inc. As Of 6/2/07 $ Inventories Finished goods Work in process Raw materials and supplies                       Deferred income taxes           55 Other assets            TOTAL CURRENT ASSETS55 PROPERTY, PLANT AND EQUIPMENT, at cost265 Less accumulated depreciation2640 DEFERRED LOAN COSTS, less accumulated depreciation of $5,966,000 (2006)and $5,856,000 (2005) TOTAL ASSETS$55 LIABILITIES AND SHAREHOLDERS' EQUITY CURRENT LIABILITIES Trade accounts payable - Post Petition$ Trade accounts payable checks outstanding Revolving credit facility Accrued income taxes payable1,301 Payable to Affiliate Delta Mills Marketing, Inc. Payable to Affiliate Delta Woodside Industries, Inc. Payable From Affiliate Delta Mills, Inc.(1,904) Accrued employee compensation43 Accrued restructuring expenses Accrued and sundry liabilities29 TOTAL CURRENT LIABILITIES(532) LIABLITIES SUBJECT TO COMPROMISE: Notes Payable Trade Accounts Payable - Pre Petition2 Total Liabilities Subject to Compromise2 NONCURRENT DEFERRED INCOME TAXES(1,514) SHAREHOLDERS' EQUITY Common Stock - par value $.01 a share -- authorized 3,000 shares, issued and outstanding 100 shares0 Additional paid-in capital Retained earnings(deficit)2,098 TOTAL SHAREHOLDERS' EQUITY2,098 COMMITMENTS AND CONTINGENCIES TOTAL LIABILITIES AND SHAREHOLDERS'S EQUITY$55 Page 5 of 7 mor-3

In re: delta mills marketing, inc. united states bankruptcy court district of Delaware jointly administered case no:06-11147 5/6/07-6/2/07 status of post-petition taxes beginning accrued liability balance liability incurred during period disbursements to taxing authorities net change in accrued balance ending accrued liability balance federal withholding south caroling withholding California withholding fica – employee fica – employer new jersey state withholding new york city and state withholding total taxes summary of unpaid post-petition debts accounts payable rent/leases – building total post-petition debts current 0-30 31-60 61-90 over 90 total number of days past due – 6,490.36 270.83 1,612.85 8,644.87 12,979.82 541.66 3,225.68 17,288.82 (12, 980.27 (541.66) (3,225.69) (17,289.28) (0.45) (0.01) (0.46) 6,489.91 270.83 1,612.84 8,664.41

Page 7 of 7           MOR-5 DEBTOR QUESTIONNAIRE Must be completed each month 1.                      Have any assets been sold or transferred outside the normal course of business this reporting period? No. 2.                      Have any funds been disbursed from any account other than a debtor in possession account this reporting period? No. 3.                      Have all postpetition tax returns been timely filed? Yes. 4.           Are workers compensation, general liability and other necessary insurance coverages in effect? Yes. In re: Delta Mills                      UNITED STATES BANKRUPTCY COURT           Jointly Administered Case no: 06-11147 Marketing, Inc.           DISTRICT OF DELAWARE5/6/07 - 6/2107